================================================================================
DEMOGRAPHIC TRENDS - Dover MSA
Cushman & Wakefield, Inc.
--------------------------------------------------------------------------------

=============================================================================================================================
        Population                                                 Estimate      Projected     CAGR        CAGR      CAGR
        Statistics                     1980           1990           1996           2000      1980-90    1990-96    1996-00
=============================================================================================================================
  Dover MSA                            98,270        111,850        122,500        128,440       1.3%       1.6%       1.2%
-----------------------------------------------------------------------------------------------------------------------------
  State of Delaware                   594,940        669,050        720,720        748,590       1.2%       1.2%       1.0%
-----------------------------------------------------------------------------------------------------------------------------
  Mideastern U.S. (000)                42,274         43,708         44,724         45,300       0.3%       0.4%       0.3%
-----------------------------------------------------------------------------------------------------------------------------
  United States (000)                 227,226        249,401        265,265        274,758       0.9%       1.0%       0.9%
=============================================================================================================================
Source: Woods & Poole Economics, Inc.
=============================================================================================================================

=============================================================================================================================
        Household                                                  Estimate      Projected     CAGR        CAGR      CAGR
        Statistics                     1980           1990           1996           2000      1980-90    1990-96    1996-00
=============================================================================================================================
  Dover MSA                            32,960         39,900         44,250       46,660         1.9%       1.7%       1.3%
-----------------------------------------------------------------------------------------------------------------------------
  State of Delaware                   208,330        248,600        270,120       281,300        1.8%       1.4%       1.0%
-----------------------------------------------------------------------------------------------------------------------------
  Mideastern U.S. (000)                15,120         16,196         16,543        16,776        0.7%       0.4%       0.4%
-----------------------------------------------------------------------------------------------------------------------------
  United States (000)                  80,834         92,210         97,977       101.726        1.3%       1.0%       0.9%
=============================================================================================================================
Source: Woods & Poole Economics, Inc.
=============================================================================================================================

=============================================================================================================================
        Per Capita                                                 Estimate      Projected     CAGR        CAGR      CAGR
          Income                       1980           1990           1996           2000      1980-90    1990-96    1996-00
=============================================================================================================================
  Dover MSA                            $7,613        $14,565        $18,905        $22,546       6.7%       4.4%       4.5%
-----------------------------------------------------------------------------------------------------------------------------
  State of Delaware                   $10,357        $19,719        $24,618        $29,164       6.7%       3.8%       4.3%
-----------------------------------------------------------------------------------------------------------------------------
  Mideastern U.S.                     $10,798        $21,682        $26,928        $32,240       7.2%       3.7%       4.6%
-----------------------------------------------------------------------------------------------------------------------------
  United States                        $9,942        $18,666        $23,458        $28,133       6.5%       3.9%       4.6%
=============================================================================================================================
Source: Woods & Poole Economics, Inc.
=============================================================================================================================

=============================================================================================================================
        Retail Sales                                               Estimate      Projected     CAGR        CAGR      CAGR
          Trends                       1980           1990           1996           2000      1980-90    1990-96    1996-00
=============================================================================================================================
  Dover MSA ($Mil)                       $645         $1,046         $1,409         $1,407       9.1%       7.7%      -0.1%
-----------------------------------------------------------------------------------------------------------------------------
  State of Deleware ($Mil)             $4,216         $6,041         $6,860         $6,578       5.1%       2.2%      -4.1%
-----------------------------------------------------------------------------------------------------------------------------
  South Atlantic U.S. ($Mil)         $238,701       $325,787       $388,230       $418,512       6.4%       6.5%       7.8%
-----------------------------------------------------------------------------------------------------------------------------
  United States ($Mil)             $1,395,243     $1,807,183     $2,079,201     $2,241,319       5.4%       5.5%       7.8%
=============================================================================================================================
Source: Sales & Marketing Management "Survey of Buying Power"
=============================================================================================================================

================================================================================

REGIONAL.XLS                   Demographic Trends

================================================================================
GROWTH PROJECTIONS - Dover MSA
Cushman & Wakefield, Inc.
--------------------------------------------------------------------------------

Dover MSA

================================================================================
      Population                          Estimate   Projected   CAGR     CAGR
      Statistics               1990         1996        2000    1990-96  1996-00
================================================================================
W&P - Dover MSA              111,650      122,500     128,440     1.6%     1.2%
--------------------------------------------------------------------------------
Equifax - Norfolk MSA        110,993      122,879     129,120     1.7%     1.2%
================================================================================
Consensus Forecast:                                                        1.2%
================================================================================

================================================================================
      Household                           Estimate   Projected   CAGR     CAGR
      Statistics               1990         1996        2000    1990-96  1996-00
================================================================================
W&P - Norfolk MSA             32,960       44,250      46,660     5.0%     1.3%
--------------------------------------------------------------------------------
Equifax - Norfolk MSA         32,737       45,040      47,880     5.5%     1.5%
================================================================================
Consensus Forecast                                                         1.4%
================================================================================

================================================================================
      Per Capita                          Estimate   Projected   CAGR     CAGR
        Income                 1990         1996        2000    1990-96  1996-00
================================================================================
W&P - Norfolk MSA           $ 14,565     $ 18,905    $ 22,546     4.4%     4.5%
--------------------------------------------------------------------------------
Equifax - NorfoIk MSA       $ 12,726     $ 15,621    $ 20,222     3.5%     6.7%
================================================================================
Consensus Forecast                                                         5.6%
================================================================================

================================================================================

REGIONAL.XLS                   Growth Projections

================================================================================
EMPLOYMENT TRENDS - Dover MSA & State of Delaware
Cushman & Wakefield, Inc.
--------------------------------------------------------------------------------

=====================================================================================================
       Dover MSA                                   Estimate  Projected    CAGR      CAGR      CAGR
 Employment Statistics         1980       1990       1996       2000    1980-90   1990-96   1996-00
=====================================================================================================
Total Employment              46,240     58,780     68,040     71,500      2.4%      2.5%      1.2%
-----------------------------------------------------------------------------------------------------
  Farm/Agr. Services           2,070      1,910      1,950      1,890     -0.8%      0.3%     -0.8%
-----------------------------------------------------------------------------------------------------
Total Non-Farm Emp.           44,170     56,890     66,070     69,610      2.6%      2.5%      1.3%
-----------------------------------------------------------------------------------------------------
  Mining & Const.              1,730      3,620      4,090      4,330      7.7%      2.1%      1.4%
-----------------------------------------------------------------------------------------------------
  Manufacturing                7,190      6,860      6,390      6,330     -0.5%     -1.2%     -0.2%
-----------------------------------------------------------------------------------------------------
  T.C.P.U.                     1,620      1,980      2,290      2,380      2.0%      2.5%      1.0%
-----------------------------------------------------------------------------------------------------
  Whlse/Retail Trade           7,380     11,360     15,580     17,150      4.4%      5.4%      2.4%
-----------------------------------------------------------------------------------------------------
  F.l.R.E.                     2,060      2,410      2,830      2,880      1.6%      2.7%      0.4%
-----------------------------------------------------------------------------------------------------
  Services                     6,630     11,760     14,930     16,190      5.9%      4.1%      2.0%
-----------------------------------------------------------------------------------------------------
  Government                  17,560     18,900     19,960     20,350      0.7%      0.9%      0.5%
=====================================================================================================
Source: Woods & Poole Economics, Inc.; Dover MSA
=====================================================================================================

=====================================================================================================
   State of Delaware                               Estimate  Projected    CAGR      CAGR      CAGR
 Employment Statistics         1980       1990       1996       2000    1980-90   1990-96   1996-00
=====================================================================================================
Total Employment             311,320    422,630    450,700    466,440      3.1%      1.1%      0.9%
-----------------------------------------------------------------------------------------------------
  Farm/Agr. Services           7,290      8,320      8,400      8,310      1.3%      0.2%     -0.3%
-----------------------------------------------------------------------------------------------------
Total Non-Farm Emp.          304,020    414,320    442,300    458,140      3.1%      1.1%      0.9%
-----------------------------------------------------------------------------------------------------
  Mining & Const.             17,800     26,860     27,390     27,850      4.2%      0.3%      0.4%
-----------------------------------------------------------------------------------------------------
  Manufacturing               72,580     72,830     68,140     67,910      0.0%     -1.1%     -0.1%
-----------------------------------------------------------------------------------------------------
  T.C.P.U.                    14,050     17,200     18,150     18,590      2.0%      0.9%      0.6%
-----------------------------------------------------------------------------------------------------
  Whlse/Retail Trade          61,270     84,390     92,410     96,330      3.3%      1.5%      1.0%
-----------------------------------------------------------------------------------------------------
  F.l.R.E.                    21,730     46,150     52,290     57,870      7.8%      2.1%      2.6%
-----------------------------------------------------------------------------------------------------
  Services                    61,950    107,630    122,360    127,450      5.7%      2.2%      1.0%
-----------------------------------------------------------------------------------------------------
  Government                  54,640     59,260     61,560     62,140      0.8%      0.6%      0.2%
=====================================================================================================
Source: Woods & Poole Economics, Inc.; State of Delaware
=====================================================================================================

================================================================================

REGIONAL. XLS                             Employment Trends

                                [GRAPHIC OMITTED]

                               [Area Map of Dover]

                                AREA MAP OF DOVER

================================================================================
DEMOGRAPHIC STATISTICS
Dover Mali (Dover, Maryland)
Cushman & Wakefield, Inc.
--------------------------------------------------------------------------------
                          Effective Trade  Dover    State of      United
                               Area         MSA     Delaware    States (000)
================================================================================
----------------------------
POPULATION STATISTICS
----------------------------
        1980                   211,282     98,219    594,338    226,545,856
        1990                   242,904    110,993    666,168    248,709,872
        1996                   272,865    122,879    724,890    265,037,504
        2001                   293,539    130,972    768,365    277,157,184

Compound Annual Change
        1980 - 1990               1.40%      1.23%      1.15%          0.94%
        1990 - 1996               1.96%      1.71%      1.42%          1.07%
        1996 - 2001               1.47%      1.28%      1.17%          0.90%

--------------------------------------------------------------------------------
----------------------------
HOUSEHOLD STATISTICS
----------------------------
        1980                    72,897     32,737    207,081     80,389,688
        1990                    89,187     39,655    247,497     91,947,408
        1996                   102,276     45,040    275,714    100,130,936
        2001                   111,199     48,610    295,159    105,246,728

Compound Annual Change
        1980 - 1990               2.04%      1.94%      1.80%          1.35%
        1990 - 1996               2.31%      2.14%      1.82%          1.43%
        1996 - 2001               1.69%      1.54%      1.37%          1.00%

--------------------------------------------------------------------------------
----------------------------
AVERAGE HOUSEHOLD INCOME
----------------------------
        1980                   $18,143    $17,930    $21,173        $20,307
        1990                   $33,842    $34,908    $42,070        $38,453
        1996                   $40,247    $41,394    $50,147        $49,031
        2001                   $51,184    $52,843    $65,732        $65,729

Compound Annual Change
        1980 - 1990               6.43%      6.89%      7.11%          6.59%
        1990 - 1996               2.93%      2.88%      2.97%          4.13%
        1996 - 2001               4.93%      5.01%      5.56%          6.04%

--------------------------------------------------------------------------------
----------------------------
PER CAPITA INCOME STATISTICS
----------------------------
        1980                    $6,260     $6,216     $7,449         $7,298
        1990                   $12,682    $12,726    $15,854        $14,420
        1996                   $15,609    $15,621    $19,645        $18,905
        2001                   $20,085    $29,695    $26,119        $25,467

Compound Annual Change
        1980 - 1990               7.32%      7.43%      7.85%          7.05%
        1990 - 1996               4.24%      4.18%      4.38%          5.57%
        1996 - 2001               5.17%     13.71%      5.86%          6.14%
--------------------------------------------------------------------------------

SOURCE: Equifax National Decision Systems

================================================================================

================================================================================
COMPARABLE MALL SALES RATIOS
Cushman & Wakefield, Inc.
--------------------------------------------------------------------------------

                                                                 Mall GLA                              Ratio Mall       Mall Shop
                                    No. Stores/  Mall Shop GLA/  As % Of      Mall Shop Sales '93/     Shop Sales/     Sales As %
     No.       Mall Location       Dept. Stores     Total GLA    Total GLA    Dept. Store Sales '93    Anchor Sales  Of Total Sales
====================================================================================================================================
      1      Central-                    213          499,868       39.4%           $166,320,000            93.3%       48.3%
             Connecticut MSA               5        1,270,146                       $178,265,000
------------------------------------------------------------------------------------------------------------------------------------
      2      North-Central               108          292,877       41.2%            $76,520,000            82.8%       45.3%
             Connecticut MSA               3          711,626                        $92,400,000
------------------------------------------------------------------------------------------------------------------------------------
      3      Central-                    223          525,741       49.6%           $137,500,000           117.5%       54.0%
             New Jersey MSA                4        1,060,047                       $117,000,000
------------------------------------------------------------------------------------------------------------------------------------
      4      North-Central               165          348,228       40.9%           $164,021,000           110.5%       52.5%
             New Jersey MSA                3          851,104                       $148,427,000
------------------------------------------------------------------------------------------------------------------------------------
      5      Baltimore-                  123          244,694       37.0%            $61,597,000            84.1%       45.7%
             Washington D.C. MSA           3          661,116                        $73,215,000
------------------------------------------------------------------------------------------------------------------------------------
      6      Baltimore,                  139          242,746       30.1%            $64,290,000            94.7%       48.6%
             Maryland MSA                  4          807,642                        $67,915,000
------------------------------------------------------------------------------------------------------------------------------------
      7      Dutchess County,            149          343,266       31.9%            $87,790,100            70.9%       41.5%
             New York MSA                  6        1,075,709                       $123,771,000
------------------------------------------------------------------------------------------------------------------------------------
      8      Broome County,              128          316,907       38.8%            $85,488,578            73.2%       42.2%
             New York MSA                  5          861,310                        $89,494,304
------------------------------------------------------------------------------------------------------------------------------------
      9      Orange County,              140          361,928       36.8%           $110,955,000           134.4%       57.3%
             New York MSA                  5          983,142                        $82,580,100
------------------------------------------------------------------------------------------------------------------------------------
     10      North Boston,                62          157,711       48.6%            $29,581,000            94.1%       48.5%
             Massachusetts MSA             2          324,751                        $31,435,000
------------------------------------------------------------------------------------------------------------------------------------
     11      Prince William County,      126          270,197       39.3%            $43,637,645            76.9%       43.5%
             Virginia MSA                  4          686,844                        $56,731,597
------------------------------------------------------------------------------------------------------------------------------------
     12      Nashville,                  142          372,924       47.7%            $55,077,000           139.8%       58.3%
             Tennessee MSA                 2          782,224                        $39,383,000
------------------------------------------------------------------------------------------------------------------------------------
     13      Minneapolis,                100          203,095       20.6%            $44,500,000            31.5%       24.0%
             Minnesota MSA                 5          987,956                       $141,100,000
------------------------------------------------------------------------------------------------------------------------------------
     14      Las Vegas,                  138          286,938       35.0%           $103,000,000            77.0%       43.5%
             Nevada MSA                    5          819,374                       $133,846,000
------------------------------------------------------------------------------------------------------------------------------------
     15      South Seattle-              117          262,593       35.6%            $64,186,000            74.7%       42.7%
             Federal Way MSA               4          738,418                        $85,970,000
------------------------------------------------------------------------------------------------------------------------------------
     16      North San Francisco-         92          193,086       45.1%            $63,200,000            71.8%       41.8%
             Marin County MSA              2          427,976                        $88,000,000
====================================================================================================================================
             Survey Mean                 135          307,673       37.7%            $83,602,708            86.3%       46.3%
                                           4          815,587                        $96,845,813
====================================================================================================================================

================================================================================
MARKET SHARE ANALYSIS - Primary Trade Area GAFO Sales
Dover Commons (Dover Delaware)
Cushman & Wakefield, Inc.
================================================================================

--------------------
SUBJECT SALES VOLUME                                                 1995
--------------------                                                 ----

     Subject Property Sales
         Department Store Sales:                               $84,292,550(1)
         Mall Shops:                                           $47,329,910(1)
     Total Center Sales:                                      $131,622,460(1)

------------------
SUBJECT GAFO SALES
------------------

     Total Subject Sales:                                    $131,622,460
       Less: Non-GAFO Sales (%) at:                8.0%      ($10,529,797)
                                                   ----      -------------
     Total Subject GAFO Sales:                               $121,092,663
       Less: Sales Inflow (%) at:                 25.0%      ($30,273,166)
                                                  -----      -------------
     Total GAFO Sales at Subject:                             $90,819,497

------------------------
TRADE AREA GAFO ANALYSIS                                             1995
------------------------                                             ----

     Trade Area GAFO Potential
         Effective-No. Households:                                102,276(2)
         Effective-Avg Household Income:                          $40,247(2)

     Trade Area Aggregate Income:                          $4,116,302,172
     GAFO Potential (%) at:                       14.0%      $576,282,304
                                                  -----      ------------

------------------------
MARKET SHARE CALCULATION
------------------------

     Total Subject GAFO Sales:                                $90,819,497
     Total Trade Area GAFO Potential:                        $576,282,304

     Market Share of Trade Area GAFO Potential:                     15.8%
                                                                    -----

----------
(1)   Based on actual 1995 sales as reported by management.

(2) Household and Income growth based upon Equifax National Decision Systems projections for Effective Trade Area.

================================================================================
Cushman Wakefield, Inc.      GAFO Market Share Analysis 1995        Confidential

                                [GRAPHIC OMITTED]

                               [Map of Mall Area]

                                MAP OF MALL AREA

================================================================================
ANNUAL CASH FLOW REPORT
Dover Mall (Dover, Delaware)
Cushman & Wakefield, Inc.
================================================================================

                                    1997          1998         1999          2000          2001         2002          2003
                                    ----          ----         ----          ----          ----         ----          ----
                                   Year 1        Year 2       Year 3        Year 4        Year 5       Year 6        Year 7
----------------
OPERATING INCOME
----------------

    MINIMUM RENT
    Mall Shop Tenants            $3,706,871    $4,284,047   $4,832,969    $4,957,216    $4,983,807   $5,018,981    $5,160,982
    Food Court Tenants             $304,873      $371,928     $377,426      $388,563      $400,042     $411,906      $416,340
    Kiosk Tenants                   $73,434       $76,075      $79,367       $77,801       $91,617      $91,897       $92,765
    Anchor Tenants                 $488,928      $488,928     $488,928      $488,928      $488,928     $488,928      $488,929
    Theatre                        $143,495      $143,495     $155,800      $288,378      $288,378     $288,378      $288,378
                                   --------      --------     --------      --------      --------     --------      --------
    Subtotal:                    $4,717,601    $5,364,473   $5,934,490    $6,200,886    $6,252,772   $6,300,090    $6,447,394

    RECOVERIES
    UTL-Utility Income             $181,043      $206,855     $228,699      $254,479      $260,552     $266,753      $275,128
    CAM-Mall Shops               $1,526,832    $1,699,080   $1,814,842    $1,927,595    $1,958,470   $1,986,932    $2,039,157
    TAX-Mall Shops                 $280,284      $333,584     $375,666      $411,207      $423,849     $450,797      $472,666
    CAM-Anchor Tenants              $97,949       $97,949      $97,949       $97,949       $97,949      $97,949       $97,949
    TAX-Anchor Tenants              $49,666       $49,666      $49,666       $49,666       $49,666      $49,666       $49,666
    FCT-Food Court Income           $76,403       $92,761      $92,162       $88,616       $92,855      $96,103       $95,846
                                    -------       -------      -------       -------       -------      -------       -------
    Subtotal:                    $2,212,177    $2,479,895   $2,658,984    $2,829,512    $2,883,341   $2,948,200    $3,030,412

    Overage Rent                   $450,354      $441,872     $371,284      $362,441      $397,043     $442,216      $464,482
    Sales Volume (000)              $78,768       $84,517      $89,013       $92,603       $95,232      $97,845      $100,548

    Gross Rental Income:         $7,380,132    $8,286,240   $8,964,758    $9,392,839    $9,533,156   $9,690,506    $9,942,288
                                 ----------    ----------    ----------   ----------    ----------   ----------    ----------
    Credit Loss                   ($163,644)    ($260,752)   ($358,591)    ($375,714)    ($381,326)   ($387,620)    ($397,692)
    Temporary Income               $101,250      $104,288     $107,416      $110,639      $113,958     $117,377      $120,898
    Miscellaneous Income            $25,313       $26,072      $26,854       $27,660       $28,489      $29,344       $30,224
                                    -------       -------      -------       -------       -------      -------       -------
    Total Income:                $7,343,051    $8,155,848   $8,740,437    $9,155,424    $9,294,277   $9,449,607    $9,695,718

------------------
OPERATING EXPENSES
------------------

    EXPENSES
    Common Area Maint.           $1,303,740    $1,349,371   $1,396,598    $1,445,479    $1,496,071   $1,548,433    $1,602,629
    Real Estate Taxes              $418,008      $432,639     $447,781      $463,453      $479,674     $496,463      $513,839
    Utility Expense                $440,438      $453,651     $467,260      $481,278      $495,716     $510,588      $525,905
    Food Court Expense              $45,656       $47,254      $48,908       $50,620       $52,392      $54,225       $56,123
    General & Administrative        $40,583       $42,004      $43,474       $44,995       $46,570      $48,200       $49,887
    Marketing Expense               $35,510       $36,753      $38,040       $39,371       $40,749      $42,175       $43,651
    Miscellaneous                   $50,729       $52,505      $54,342       $56,244       $58,213      $60,250       $62,359
    Management Fee                 $155,038      $174,190     $189,173      $196,900      $199,495     $202,269      $207,357
                                   --------      --------     --------      --------      --------     --------      --------
    Total Expenses:              $2,489,702    $2,588,367   $2,685,576    $2,778,340    $2,868,880   $2,962,603    $3,061,750

NET OPERATING INCOME             $4,853,349    $5,567,481   $6,054,861    $6,377,084    $6,425,397   $6,487,004    $6,633,968

    Alterations                    $271,503      $269,017     $149,337        $9,405            $0      $45,827       $39,340
    Commissions                     $98,460      $107,297      $64,512        $3,923            $0      $21,193       $17,234
    Reserves for Replacement        $83,603       $86,529      $89,557       $92,692       $95,936      $99,294      $102,769
    Capital Repairs                $400,000      $200,000     $200,000      $200,000      $200,000     $200,000      $200,000
                                   --------      --------     --------      --------      --------     --------      --------
    Subtotal                       $853,566      $662,843     $503,406      $306,020      $295,936     $366,314      $359,343

NET CASH FLOW                    $3,999,783    $4,904,638   $5,551,466    $6,071,064    $6,129,461   $6,120,690    $6,274,625


                                     2004          2005         2006          2007
                                     ----          ----         ----          ----
                                    Year 8        Year 9        Year 10      Year 11
----------------
OPERATING INCOME
----------------

    MINIMUM RENT
    Mall Shop Tenants             $5,279,227    $5,298,704   $5,441,658    $5,563,923
    Food Court Tenants              $429,376      $449,373     $448,740      $434,229
    Kiosk Tenants                    $94,302       $97,521     $100,419       $98,879
    Anchor Tenants                  $488,928      $488,928     $488,928      $488,928
    Theatre                         $295,588      $317,216     $317,216      $317,216
                                    --------       -------     --------      --------
    Subtotal:                     $6,587,421    $6,651,742   $6,796,961    $6,903,175

    RECOVERIES
    UTL-Utility Income              $290,807      $322,928     $336,405      $350,538
    CAM-Mall Shops                $2,099,569    $2,187,152   $2,275,158    $2,369,202
    TAX-Mall Shops                  $484,246      $490,427     $511,182      $528,518
    CAM-Anchor Tenants               $97,949       $97,949      $97,949       $97,949
    TAX-Anchor Tenants               $49,666       $49,666      $49,666       $49,666
    FCT-Food Court Income            $91,939       $96,799      $99,308       $95,200
                                     -------       -------      -------       -------
    Subtotal:                     $3,114,176    $3,244,921   $3,369,668    $3,491,073

    Overage Rent                    $409,415      $403,729     $413,800      $457,086
    Sales Volume (000)              $103,018      $105,678     $109,856      $112,240

    Gross Rental Income:         $10,111,012   $10,300,392  $10,580,429   $10,851.334
                                  -----------  -----------  -----------   -----------
    Credit Loss                    ($404,441)    ($412,015)   ($423,217)    ($434,053)
    Temporary Income                $124,525      $128,260     $132,108      $136,072
    Miscellaneous Income             $31,131       $32,065      $33,027       $34,018
                                     -------        ------      -------       -------
    Total Income:                 $9,862,227   $10,048,702  $10,322,347   $10,587,371

------------------
OPERATING EXPENSES
------------------

    EXPENSES
    Common Area Maint.            $1,658,721    $1,716,776   $1,776,863    $1,839,053
    Real Estate Taxes               $531,823      $550,437     $569,702      $589,642
    Utility Expense                 $541,682      $557,933     $574,671      $591,911
    Food Court Expense               $58,087       $60,121      $62,225       $64,403
    General & Administrative         $51,633       $53,440      $55,311       $57,247
    Marketing Expense                $45,179       $46,760      $48,397       $50,091
    Miscellaneous                    $64,542       $66,801      $69,139       $71,558
    Management Fee                  $209,905      $211,664     $216,323      $220,808
                                     -------      --------     --------      --------
    Total Expenses:               $3,161,572    $3,263,932   $3,372,631    $3,484,713

NET OPERATING INCOME              $6,700,655    $6,784,770   $6,949,716    $7,102,658

    Alterations                     $191,664      $177,196     $198,605      $200,601
    Commissions                      $82,011       $73,524      $85,895       $87,375
    Reserves for Replacement        $106,366      $110,089     $113,942      $117,930
    Capital Repairs                 $200,000      $200,000     $200,000      $200,000
                                    --------      --------     --------      --------
    Subtotal                        $580,041      $560,809     $598,442      $605,906

NET CASH FLOW                     $6,120,614    $6,223,961    $6,351,274   $6,496,752

================================================================================
RECENT LEASING ACTIVITY - Mall Shops By Size
Dover Mall (Dover, Delaware)
Cushman & Wakefield, Inc.
================================================================================

======================================================================================================================
      TENANT CATEGORY                      TENANT                AREA        INITIAL         INITIAL RENT     FINAL
       (By Area/Size)                   NAME/SUITE               SQ/FT     ANNUAL RENT         PER SQ/FT   ANNUAL RENT
======================================================================================================================
1: <750 SQ/FT                         Original Cookie             720          $36,999           $51.39        $39,999
-------------                          Sweet Factory              651          $30,000           $46.08        $35,000
                                         Fast Feet                420          $18,000           $42.86        $18,000
                                      Claire's Boutique           750          $33,000           $44.00        $39,000
                                      -----------------           ---          -------           ------        -------
                       SUBTOTAL:        Tenants 4               2,541         $117,999           $46.44       $131,999

2: 751-1,200 SQ/FT                    General Nutrition         1,194          $38,805           $32.50        $41,790
------------------                      Hanover Shoes             898          $41,999           $46.77        $48,000
                                        Pearle Vision             903          $23,478           $26.00        $27,090
                                         Master Cuts              965          $25,090           $26.00        $28,950
                                         -----------              ---          -------           ------        -------
                       SUBTOTAL:         Tenants: 4             3,960         $129,372           $32.67       $145,830

3: 1,201-2,000 SQ/FT                    Just Sport              1,870          $41,140           $22.00        $41,140
--------------------                Electronics Boutique        1,412          $36,006           $25.50        $39,999
                                          Unisex                1,873          $46,825           $25.00        $46,825
                                     Expressly Portrait         1,442          $39,999           $27.74        $39,999
                                     ------------------         -----          -------           ------        -------
                       SUBTOTAL:        Tenants: 4              6,597         $163,970           $24.86       $167,963

4: 2,001-3,500 SQ/FT                  Children's Place          3,309          $59,562           $18.00        $59,562
--------------------                  Zales Jewelers            2,882          $74,990           $26.02        $95,000
                                        Footaction              3,010          $75,250           $25.00        $87,290
                                        Spencer Gifts           2,015          $46,345           $23.00        $54,405
                                    Gift Design Gallery         2,463          $64,038           $26.00        $78,816
                                   Legends Sporting Goods       3,100          $50,000           $16.13        $80,600
                                        Waldenbooks             3,317          $86,242           $26.00        $99,510
                                        -----------             -----          -------           ------        -------
                       SUBTOTAL:        Tenants: 7             20,096         $456,427           $22.71       $555,183

5: 3,501-5,000 SQ/FT                  American Eagle            4,176          $75,168           $18.00        $75,168
--------------------                   Aeropastale              4,274          $89,754           $21.00       $115,398
                                       Lane Bryant              4,337          $78,066           $18.00        $78,066
                                    The Disney Store            4,720          $72,039           $15.26        $99,120
                                    ----------------            -----          -------           ------        -------
                       SUBTOTAL:        Tenants: 4             17,507         $315,027           $17.99       $367,752

6: 5,001-10,000 SQ/FT                    Lerner NY              7,311         $131,598           $18.00       $146,220
---------------------                 Victoria's Secret         6,168         $111,024           $18.00       $123,360
                                          Limited               7,220         $129,960           $18.00       $144,399
                                          -------               -----         --------           ------       --------
                       SUBTOTAL:         Tenants: 3            20,699         $372,582           $18.00       $413,979

7: > 10,099 SQ/FT                   Express/Structure          14,182         $269,458           $19.00       $312,003
-----------------                   -----------------          ------         --------           ------       --------
                       SUBTOTAL:        Tenants: 1             14,182         $269,458           $19.00       $312,003

======================================================================================================================
TOTAL                                   Tenants: 27            85,582       $1,824,835           $2l.32  $2,094,709.00
======================================================================================================================


=========================================================================================
      TENANT CATEGORY                      TENANT                FINAL RENT     % RENTAL
       (By Area/Site)                   NAME/SUITE                PER SQ/FT     INCREASE
=========================================================================================

1: <750 SQ/FT                         Original Cookie               $55.55          8.11%
-------------                          Sweet Factory                $53.76         16.67%
                                         Fast Feet                  $42.86          0.00%
                                      Claire's Boutique             $52.00         18.18%
                                      -----------------             ------         ------
                       SUBTOTAL:        Tenants 4                   $51.95         11.86%

2: 751-1,200 SQ/FT                    General Nutrition             $35.00          7.69%
------------------                      Hanover Shoes               $53.45         14.29%
                                        Pearle Vision               $30.00         15.38%
                                         Master Cuts                $30.00         15.38%
                                         -----------                ------         ------
                       SUBTOTAL:         Tenants: 4                 $36.83         12.72%

3: 1,201-2,000 SQ/FT                    Just Sport                  $22.00          0.00%
--------------------                Electronics Boutique            $28.33         11.09%
                                          Unisex                    $25.00          0.00%
                                     Expressly Portrait             $27.74          0.00%
                                     ------------------             ------          -----
                       SUBTOTAL:        Tenants: 4                  $25.46          2.44%

4: 2,001-3,500 SQ/FT                  Children's Place              $18.00          0.00%
--------------------                  Zales Jewelers                $32.96         26.68%
                                        Footaction                  $29.00         16.00%
                                        Spencer Gifts               $27.00         17.39%
                                    Gift Design Gallery             $32.00         23.08%
                                   Legends Sporting Goods           $26.00         61.20%
                                        Waldenbooks                 $30.00         15.38%
                                        -----------                 ------         ------
                       SUBTOTAL:        Tenants: 7                  $27.63         21.64%

5: 3,501-5,000 SQ/FT                  American Eagle                $18.00          0.00%
--------------------                   Aeropastale                  $27.00         28.57%
                                       Lane Bryant                  $18.00          0.00%
                                    The Disney Store                $21.00         37.59%
                                    ----------------                ------         ------
                       SUBTOTAL:        Tenants: 4                  $21.01         16.74%

6: 5,001-10,000 SQ/FT                    Lerner NY                  $20.00         11.11%
---------------------                 Victoria's Secret             $20.00         11.11%
                                          Limited                   $20.00         11.11%
                                          -------                   ------         ------
                       SUBTOTAL:         Tenants: 3                 $20.00         11.11%

7: > 10,099 SQ/FT                   Express/Structure               $22.00         15.79%
-----------------                   -----------------               ------         ------
                       SUBTOTAL:        Tenants: 1                  $22.00         15.79%

=========================================================================================
TOTAL                                   Tenants: 27                 $24.48         14.79%
=========================================================================================

================================================================================

FOOD COURT ANALYSIS
DOVER MALL
Cushman & Wakefield, Inc.

===================================================================================
                                            1996      Rent       1995        Sales
Suite  Tenant         Lease Date  Area/sf   Rent        SF       Sales          SF
===================================================================================
3042   China Court         2/86     490   $ 18,000   $ 36.73   $  210,415   $429.42

-----------------------------------------------------------------------------------
3048   A & W Hotdogs       1/93     828   $ 27,000   $ 32.61   $  188,931   $228.18

-----------------------------------------------------------------------------------
3056   McDonald's *        5/96     952   $ 40,000   $ 42.02   $  207,850   $218.33

-----------------------------------------------------------------------------------
3060   Sbarro              1/89     785   $ 45,000   $ 57.32   $  513,561   $654.22

-----------------------------------------------------------------------------------
3064   Boardwalk Fries     1/93     834   $ 35,000   $ 41.97   $  230,410   $276.27

-----------------------------------------------------------------------------------
3068   Chik-Fil-A         11/93   1,044   $ 30,700   $ 29.41   $  534,683   $512.15

-----------------------------------------------------------------------------------
3072   Bull on the Beach   1/89   2,203   $ 52,872   $ 24.00   $  558,043   $253.31

-----------------------------------------------------------------------------------
Total  7                          7,136   $248,572        --   $2,443,893        --

Average                           1,019   $ 35,510   $ 34.83           --   $342.47
===================================================================================

* McDonald's moved from in-line store to food court in May 1996. The chart reflects McDonald's sales/sf from former location.

================================================================================

                          WEIGHTED AVERAGE MARKET RENT
                                   DOVER MALL

================================================================================
      SUITE         APPLICABLE     PRO RATA     1996 INITIAL       WEIGHTED
      SIZE          GLA(SQ.FT.)     SHARE       MARKET RENT        AVERAGE
      ----          -----------     -----       -----------        -------
================================================================================

UNDER  -    750 SF     5,080         2.28%        $45.00             $1.03

  751  -  1,200 SF    11,961         5.38%        $33.00             $1.78

1,201  -  2,000 SF    12,144         5.46%        $25.00             $1.37

2,001  -  3,500 SF    60,769        27.33%        $22.50             $6.15

3,501  -  5,000 SF    58,936        26.50%        $19.00             $5.04

5,001  - 10,000 SF    41,078        18.47%        $18.00             $3.33

 OVER  - 10,000 SF    32,392        14.57%        $15.00             $2.19

================================================================================

MAIL SHOP GLA        222,360       100.00%                          $20.86

================================================================================

Food Court             9,218                    Anchors            439,460

Kiosks                   456

================================================================================

TOTAL MALL GLA       232,034                    TOTAL PROJECT      671,494

================================================================================

================================================================================

================================================================================

LEASE-UP/ABSORPTION OF VACANT SPACE
DOVER MALL
Cushman & Wakefield, Inc.

================================================================================
PRO-JECT
TENANT #   Suite    Size/SF  Description     Annual Rent   Rent/SF   Lease Date
--------------------------------------------------------------------------------

  40        3040     1,046   Food court        $41,840     $40.00       7/96
--------------------------------------------------------------------------------
  56        3098       843   In-line store     $27,819     $33.00       7/96
--------------------------------------------------------------------------------
  42        3044       304   Food court        $12,160     $40.00       7/97
--------------------------------------------------------------------------------
  66        4044     2,989   In-line store     $67,253     $22.50      10/96
--------------------------------------------------------------------------------
  80        5032     3,158   In-line store     $71,055     $22.50      10/96
--------------------------------------------------------------------------------
  82        5040     8,120   In-line store    $146,160     $18.00       1/97
--------------------------------------------------------------------------------
  23        2016     2,016   In-line store     $45,360     $22.50       1/97
--------------------------------------------------------------------------------
  86        5061     2,385   In-line store     $53,663     $22.50       4/97
--------------------------------------------------------------------------------
  87        5062     1,483   In-line store     $37,075     $25.00       4/97
--------------------------------------------------------------------------------
  84        5052       965   In-line store     $31,845     $33.00       7/97
--------------------------------------------------------------------------------
  50        3076       567   In-line store     $25,515     $45.00       7/97
--------------------------------------------------------------------------------
  70        4068       609   In-line store     $27,405     $45.00      10/97
--------------------------------------------------------------------------------
  43        3048       732   Food court        $29,280     $40.00      10/97
--------------------------------------------------------------------------------
  72        5004     1,192   In-line store     $39,336     $33.00      10/97
--------------------------------------------------------------------------------
   4        1016     2,408   In-line store     $54,180     $22.50       1/98
--------------------------------------------------------------------------------
  17        1088     3,951   In-line store     $75,069     $19.00       1/98
--------------------------------------------------------------------------------
   9        1044     1,360   In-line store     $34,000     $25.00       1/98
--------------------------------------------------------------------------------

            TOTAL   34,128                    $819,014     $24.00

================================================================================

====================================================================================================================================

COMMON AREA MAINTENANCE EXPENSE COMPARABLES
Cushman & Wakefield, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                      Budget    Year       No.      Total          Shop        Budgeted         Expense
 No.  Area Location            State   Year     Built    Stories     GLA            GLA       CAM Expense      Per Sq/Ft    Location
====================================================================================================================================
  1  Saratoga County MSA        NY     1995   1990/91/93    1       656,501       256,668      $1,900,000        $7.40      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  2  Syracuse MSA               NY     1995   1954/96       2     1,035,525       410,818      $2,750,000        $6.69      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  3  Syracuse MSA               NY     1995   1988/94       1       776,571       311,557      $2,100,000        $6.74      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  4  Rochester MSA              NY     1995   1967/93       2     1,533,574       495,040      $3,265,000        $6.60      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  5  Jefferson County MSA       NY     1995   1986/93       1       635,765       209,873        $922,000        $4.39      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  6  Buffalo MSA                NY     1996   1985/89       1       753,105       285,771      $1,665,000        $5.83      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  7  White Plains MSA           NY     1995   1980/93       4       882,689       326,774      $3,190,000        $9.76      Urban
------------------------------------------------------------------------------------------------------------------------------------
  8  Fairfield County MSA       CT     1995   1986/91       2     1,270,146       499,868      $3,583,000        $7.17      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  9  Meriden MSA                CT     1994   1971/94       2       711,626       292,877      $2,550,000        $8.71      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 10  Worcester County MSA       MA     1996   1971/87       1       445,875       182,372      $1,410,000        $7.73      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 11  Boston MSA                 MA     1995   1980/93       1       322,120       155,080      $1,600,000       $10.32      Urban
------------------------------------------------------------------------------------------------------------------------------------
 12  Bristol County MSA         MA     1995   1992          2     1,005,595       349,107      $2,055,000        $5.89      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 13  Bristol County MSA         MA     1995   1987/89       2       967,363       374,630      $2,762,000        $7.37      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 14  Essex County MSA           MA     1995   1993/94       2       863,344       329,065      $2,315,000        $7.04      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 15  Kingston MSA               MA     1994   1989/92       1       771,007       295,562      $1,682,000        $5.69      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 16  Burlington MSA             VT     1995   1979/89/92    1       490,424       185,398      $1,000,000        $5.39      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 17  Bucks County MSA           PA     1995   1968/75       1       348,309       305,212      $1,824,000        $5.98      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 18  Westminster MSA            MD     1995   1987/94       1       524,964       193,557      $1,350,000        $6.97      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 19  Washington-Baltimore       MD     1995   1979/93       2       661,639       245,217      $1,880,000        $7.67      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 20  Baltimore MSA              MD     1995   1956/91       1       863,376       242,376      $1,940,000        $8.00      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 21  Prince William Cty. MSA    VA     1995   1972/96       1       716,796       278,494      $1,600,000        $5.75      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 22  Arlington MSA              VA     1994   1986          4       491,057       222,800      $1,930,000        $8.66      Urban
------------------------------------------------------------------------------------------------------------------------------------
 23  Chicago/DuPage County      IL     1995   1962/91       1     2,012,865       830,287      $5,790,000        $6.97      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 24  Chicago/DuPage County      IL     1995   1975/96       2     1,477,103       569,926      $4,928,000        $8.65      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 25  Chicago/Cook County        IL     1995   1976/94       2     1,251,294       499,999      $4,176,000        $8.35      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 26  Vernon Hills MSA           IL     1995   1973/89       2     1,063,706       503,480      $2,500,000        $4.97      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 27  Bloomingdale MSA           IL     1995   1981/88/91    2     1,292,186       427,609      $2,030,000        $4.75      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 28  Minneapolis MSA            MN     1995   1962/94       1       982,228       201,561      $1,950,000        $9.67      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 29  Milwaukee MSA              WN     1995   1972          1     1,014,851       395,598      $2,420,000        $6.12      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 30  Milwaukee MSA              WN     1995   1970          1     1,257,676       371,420      $2,700,000        $7.27      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 31  Genesee County MSA         MI     1995   1980/93       1       451,036       230,625        $902,000        $3.91      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 32  Louisville/Clark County    IN     1995   1990          1       750,343       306,059      $1,676,000        $5.48      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 33  Indianapolis MSA           IN     1995   1966/87       1     1,239,059       260,359      $1,431,000        $5.50      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 34  Tampa MSA                  FL     1995   1995          1       977,047       359,579      $1,980,000        $5.51      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 35  Plantation MSA             FL     1995   1979/93       1     1,004,061       282,952      $1,829,000        $6.46      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 36  Miami MSA                  FL     1995   1982          1     1,120,827       290,385      $1,820,000        $6.27      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 37  Coral Springs MSA          FL     1995   1984/96       1     1,171,127       293,183      $1,700,000        $5.80      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 38  North/Central Kansas       KS     1995   1987/90       1       400,307       185,324        $830,000        $4.48      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 39  Amarillo MSA               TX     1995   1982/86       1       889,508       316,190      $1,180,000        $3.73      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 40  Las Vegas MSA              NV     1995   1992          1       241,580       241,580      $3,190,000       $13.20      Urban
------------------------------------------------------------------------------------------------------------------------------------
 41  Las Vegas MSA              NV     1994   1981/93       2       819,374       286,936      $2,455,000        $8.56      Urban
------------------------------------------------------------------------------------------------------------------------------------
 42  Knoxville MSA              TN     1995   1972/94       1     1,333,018       382,150      $1,810,000        $4.74      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 43  Nashville MSA              TN     1995   1990          2       716,462       373,662      $2,280,000        $6.10      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 44  Riverside County MSA       CA     1995   1970/91       1     1,044,536       411,640      $3,000,000        $7.29      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 45  Seattle MSA                WA     1995   1979/95       1     1,012,754       311,019      $1,400,000        $4.50      Suburban
====================================================================================================================================
     Survey Mean:                                                   894,452       328,436      $2,205,556        $6.76
====================================================================================================================================

================================================================================

OPERATING EXPENSE STATISTICS                     Regional & Super-Regional Malls
Cushman & Wakefield, Inc.                                                   East

------------------------------------------------------------------------------------------------------------------------------------
                              ULI             ULI             ULI             ULI          ULI          ULI         ULI         ULI
                              ---             ---             ---             ---          ---          ---         ---         ---
                   Super-Regional  Super-Regional  Super-Regional  Super-Regional     Regional     Regional    Regional    Regional
                         Centers/        Centers/        Centers/        Centers/     Centers/     Centers/    Centers/    Centers/
                             U.S.            U.S.            East            East         U.S.         U.S.        East        East
                          Average          Median         Average          Median      Average       Median     Average      Median
====================================================================================================================================
--------------------
Property Profile
--------------------

   Total GLA:             999,544       1,009,585         935,436         937,742      582,893      579,154     644,794     676,000
   Total Owned GLA:       563,689         535,272         531,481         453,976      461,822      435,855     512,183     448,114
   Shop Sales/sf*:        $203.09         $198.93         $220.64         $183.81      $176.16      $163.54     $204.96     $183.05
   Anchor sales/sf:       $149.38         $138.66         $152.35         $136.98      $156.30      $152.29     $174.78     $176.70

--------------------
Operating Income
--------------------

   Minimum Rent            $16.30          $16.79          $17.14          $18.17       $12.05       $11.33      $13.62      $11.99
   Overage Rent:            $1.14           $1.04           $1.40           $1.25        $0.86        $0.76       $0.92       $1.00
   CAM Charges:             $4.68           $4.60           $5.01           $4.70        $3.34        $3.23       $4.33       $4.02
   Property Taxes:          $1.72           $1.54           $1.79           $1.52        $1.13        $1.08       $1.62       $1.32
   Insurance:               $0.11           $0.06           $0.13           $0.14        $0.09        $0.08       $0.13       $0.05
   Utilities:               $1.74           $1.84           $2.38           $2.43        $1.55        $1.18       $1.35       $0.65
   Other:                   $1.15           $0.62           $1.24           $0.53        $0.42        $0.37       $0.28       $0.34
                           ------          ------          ------          ------       ------       ------      ------      ------
   Total Income:           $27.32          $27.32          $29.08          $28.69       $19.86       $18.98      $23.25      $22.25

--------------------
Operating Expenses
--------------------

   Total Maintenance**:     $4.50           $4.45           $4.85           $4.67        $3.43        $3.16       $4.11       $3.50
   Real Estate Taxes:       $1.86           $1.55           $2.04           $1.51        $1.27        $1.16       $1.75       $1.19
   Insurance:               $0.32           $0.28           $0.40           $0.29        $0.26        $0.23       $0.30       $0.26
   Advertising:             $0.60           $0.44           $0.83           $0.61        $0.56        $0.48       $0.64       $0.35
   Administrative***:       $0.87           $0.74           $0.82           $0.71        $0.93        $0.82       $0.96       $0.80
   Management Fee:          $0.63           $0.59           $0.61           $0.55        $0.46        $0.39       $0.53       $0.42
                          -------       ---------         -------         -------      -------      -------     -------     -------
   Total Expenses:          $9.26           $8.87           $9.84           $8.47        $7.35        $6.63       $8.89       $7.38

  OER:                       33.9%           32.5%           33.8%           29.6%        37.0%        34.9%       38.2%       33.2%

--------------------
Net Operating Income       $17.63          $17.12          $18.72          $17.01       $12.02       $10.85      $14.33      $13.28
--------------------

----------------------------------------------------------------------------------------------------------------------------
                                   ICSC            ICSC            ICSC            ICSC            ICSC            ICSC
                                   ----            ----            ----            ----            ----            ----
                         Enclosed Malls  Enclosed Malls  Enclosed Malls  Enclosed Malls  Enclosed Malls  Enclosed Malls
                                   U.S.            U.S.            U.S.            U.S.            East            East
                                  Total        500,000-        800,000-            Over          Median          Median
                                 Survey       799,999sf       999,999sf     1,000,000sf      <800,000sf      >800,000sf
============================================================================================================================
--------------------
Property Profile
--------------------

   Total GLA:                   744,050         617,499         900,813       1,148,133         324,816         988,503
   Total Owned GLA:             441,394         460,399         515,392         575,309         280,740         635,789
   Shop Sales/sf*:              $222.04         $201.55         $259.74         $255.55         $161.96         $251.73
   Anchor sales/sf:             $159.39         $145.82         $164.96         $171.34         $160.49         $174.86

--------------------
Operating Income
--------------------

   Minimum Rent                  $17.60          $15.38          $19.85          $21.60          $16.32          $22.97
   Overage Rent:                     --              --              --              --              --              --
   CAM Charges:                   $5.73           $5.45           $8.23           $7.24           $4.28           $7.99
   Property Taxes:                $1.64           $1.14           $2.76           $2.82           $1.63           $3.45
   Insurance:                     $0.15           $0.17           $0.19           $0.13           $0.13           $0.15
   Utilities:                     $0.73           $1.56           $0.78           $1.08           $0.40           $1.05
   Other:                         $0.28           $0.22           $0.38           $0.39           $0.10           $0.54
                                 ------          ------          ------          ------          ------          ------
   Total Income:                 $27.60          $26.22          $32.90          $36.06          $21.61          $39.42

--------------------
Operating Expenses
--------------------

   Total Maintenance**:           $4.33           $4.65           $5.45           $5.52           $3.27           $6.11
   Real Estate Taxes:             $2.31           $1.82           $3.32           $3.30           $2.37           $3.95
   Insurance:                     $0.37           $0.34           $0.42           $0.43           $0.39           $0.43
   Advertising:                   $1.18           $1.04           $1.37           $1.81           $0.77           $1.37
   Administrative***:             $1.05           $1.02           $1.21           $1.29           $0.83           $1.51
   Management Fee:                $0.75           $0.65           $0.91           $0.95           $0.51           $1.06
                                -------         -------         -------       ---------         -------         -------
   Total Expenses:               $11.06          $10.60          $12.65          $13.66          $10.09          $15.59

  OER:                             40.1%           40.0%           38.4%           37.9%           46.7%           39.5%

--------------------
Net Operating Income             $16.26          $14.55          $19.31          $21.19          $14.98          $24.27
--------------------

----------
*     Average sales include all mall shop tenants.
**    CAM expenses include repairs & maintenance, utilities, and security.
*** Management fees & bad debt allowances have been deducted from administrative costs. Management has been shown separately.

Source Urban Land Institute "Dollars & Cents" (1995); International Council of Shopping Centers "The Score" (1996).
Because the data are means/medians, detailed amounts do not add to totals).
================================================================================


=================================================================================================================================
SENSITIVITY ANALYSIS
Dover Mall (Dover, Delaware)            1             2             3             4             5             6             7
Cushman & Wakefield, Inc                0             1             2             3             4             5             6
                                        -             -             -             -             -             -             -
=================================================================================================================================
Effective Gross Income:        $7,343,051    $8,155,848    $8,740,437    $9,155,424    $9,294,277    $9,449,607    $9,695,718
Operating Expenses;            $2,489,702    $2,588,367    $2,685,576    $2,778,340    $2,868,880    $2,962,603    $3,061,750
Net Operating Income:          $4,853,349    $5,567,481    $6,054,861    $6,377,084    $6,425,397    $6,487,004    $6,633,968
Net Cash Flow:                 $3,999,783    $4,904,638    $5,551,455    $6,071,064    $6,129,461    $6,120,690    $6,274,625
Property Value:               $54,600,000

Net Sales Price:              $58,383,314   $63,494,218   $66,873,205   $67,379,839   $68,025,880   $69,567,016   $70,266,328
Net Cash Flow:                 $3,999,783    $4,904,638    $5,551,455    $6,071,064    $6,129,461    $6,120,690    $6,274,625
 - NOI Return:                       8.89%        10.20%        11.09%        11.68%        11.77%        11.88%        12.15%
 - Cash-On-Cash Return:              7.33%         8.98%        10.17%        11.12%        11.23%        11.21%        11.49%

Discounted Income Stream
Discounted Sales Price:       $52,011,861   $50,391,987   $47,281,701   $42,440,898   $38,171,781   $34,776,452   $31,292,684
Discounted Cash Flow:          $3,563,281    $3,892,551    $3,925,073    $3,824,013    $3,439,462    $3,059,724    $2,794,366
Net Present value:            $55,575,142   $57,847,818   $58,662,606   $57,645,817   $56,816,161   $56,480,557   $55,791,155

==========================================================================================

SENSITIVITY ANALYSIS                    8             9            10            11
Dover Mall (Dover, Delaware)            7             8             9            10
Cushman & Wakefield, lnc                -             -             -            --

==========================================================================================
Effective Gross Income:        $9,862,227   $10,048,702   $10,322,347   $10,587,371
Operating Expenses;            $3,181,572    $3,263,932    $3,372,631    $3,484,713
Net Operating Income:          $8,700,655    $6,784,770    $6,949,712    $7,102,658
Net Cash Flow:                 $6,120,614    $6,223,961    $6,351,274
Property Value:                                           $74,481,927

Net Sales Price:              $71,148,399   $72,878,103   $74,481,927
Net Cash Flow:                 $6,120,614    $6,223,961    $6,351,274
 - NOI Return:                      12.27%        12.43%        12.73%
 - Cash-On-Cash Return:             11.21%        11.40%        11.63%

Discounted Income Stream
Discounted Sales Price:       $28,227,625   $25,758,461   $23,452,408
Discounted Cash Flow:          $2,428,310    $2,199,833    $1,999,850
Net Present value:            $55,154,406   $54,885,075   $54,578,870

================================================================================

ASSUMPTIONS & CONCLUSIONS

--------------------------------------------------------------------------------
Value Range:                          Low           High      Conclusion
Discount Rate:                       12.50%        11.75%       12.25%
Terminal Cap Rate:                    9.75%         9.00%        9.25%
================================================================================
Value Range/Conclusion:           $52,549,234   $57,022,634   $54,600,000
--------------------------------------------------------------------------------
 - Going-in Cap Rate:                    9.24%         8.51%         8.89%
--------------------------------------------------------------------------------
 - Price/sf Owned GLA:                $125.71       $136.41       $130.82
--------------------------------------------------------------------------------
 - Price/sf Mall Shop GLA:            $226.47       $245.75       $235.31
================================================================================

================================================================================

SALE-YIELD MATRIX

--------------------------------------------------------------------------------
Net Reversion     Terminal                    Discount Rate (IRR)
Cost of Sale:  Capitalization --------------------------------------------------
   3.00%            Rate           11.75%       12.00%       12.25%       12.50%
================================================================================
$76,550,870         9.00%     $57,022,634  $56,116,851  $55,230,326  $54,362,584
--------------------------------------------------------------------------------
$74,481,927         9.25%     $56,341,436  $55,450,707  $54,578,870  $53,725,461
--------------------------------------------------------------------------------
$72,521,876         9.60%     $55,696,091  $54,819,623  $53,961,702  $53,121,871
--------------------------------------------------------------------------------
$70,662,341         9.75%     $55,083,841  $54,220,903  $53,376,183  $52,549,234
================================================================================

                               [GRAPHIC OMITTED]

                        [Bar Chart of NOI vs. Cash Flow]

                               [GRAPHIC OMITTED]

                   [Bar Chart of NPV vs. Sales Price By Year]

================================================================================

================================================================================
ANNUAL CASH FLOW REPORT
Dover Commons (Dover, Delaware)
Cushman & Wakefield, Inc.

========================================================================================================

                                  1997        1998        1999        2000        2001        2002
                                  ----        ----        ----        ----        ----        ----
                                 Year 1      Year 2      Year 3      Year 4      Year 5      Year 6
------------------
OPERATING INCOME
------------------

     MINIMUM RENT
     All In-Line Tenants        $486,929    $574,629    $547,476    $613,199    $634,519    $614,228
     Free Rent                  ($72,105)   ($38,978)   ($67,252)   ($66,210)    ($3,267)   ($55,720)
                               ---------   ---------   ---------   ---------   ---------   ---------
     Subtotal:                  $414,824    $535,651    $480,224    $548,939    $831,252    $558,508

     RECOVERIES
     CAM-In-Line Tenants         $54,213     $61,689     $59,541     $66,189     $67,416     $67,278
     TAX-In-Line Tenants         $23,434     $28,596     $29,119     $37,411     $38,106     $38,027
                               ---------   ---------   ---------   ---------   ---------   ---------
     Subtotal:                   $77,647     $90,285     $88,660    $103,800    $105,522    $105,305

     Gross Rental Income:       $492,471    $625,936    $568,884    $650,589    $736,774    $663,813
     Credit Loss                ($14,407)   ($26,029)   ($28,444)   ($32,530)   ($36,839)   ($33,191)
                               ---------   ---------   ---------   ---------   ---------   ---------
     Total Income:              $478,064    $599,907    $540,440    $618,059    $699,935    $630,622

------------------
OPERATING EXPENSES
------------------

     EXPENSES
     Common Area Maint,          $50,729     $52,505     $54,342     $56,244     $58,213     $60,250
     Real Estate Taxes           $32,974     $34,128     $35,323     $36,559     $37,838     $39,163
     Utility Expense              $7,102      $7,351      $7,608      $7,874      $8,150      $8,435
     Water & Sewer                $1,015      $1,050      $1,087      $1,125      $1,164      $1,205
     General & Administrative     $2,841      $2,940      $3,043      $3,150      $3,260      $3,374
     Miscellaneous                $1,015      $1,050      $1,087      $1,125      $1,164      $1,205
     Management Fee              $20,741     $26,783     $24,011     $27,349     $31,563     $27,925
                               ---------   ---------   ---------   ---------   ---------   ---------
     Total Expenses:            $116,417    $125,807    $126,501    $133,426    $141,352    $141,557

NET OPERATING INCOME            $361,647    $474,100    $413,939    $484,633    $558,583    $489,065

     Alterations                $141,900     $12,820     $55,378      $9,388          $0     $48,933
     Commissions                 $62,701     $11,823     $48,375      $7,980          $0     $44,259
     Reserves for Replacement    $10,395     $10,759     $11,136     $11,525     $11,929     $12,346
                               ---------   ---------   ---------   ---------   ---------   ---------
     Subtotal:                  $214,996     $35,402    $114,889     $28,893     $11,929    $105,538

NET CASH FLOW                   $146,651    $438,698    $299,050    $455,740    $546,654    $383,527

========================================================================================================

                                  2003        2004        2005        2006        2007
                                  ----        ----        ----        ----        ----
                                 Year 7      Year 8      Year 9     Year 10     Year 11
------------------
OPERATING INCOME
------------------

     MINIMUM RENT
     All In-Line Tenants        $654,871    $644,087    $676,009    $717,238    $702,032
     Free Rent                  ($63,998)   ($53,379)   ($94,352)    ($7,353)   ($38,779)
                               ---------   ---------   ---------   ---------   ---------
     Subtotal:                  $590,873    $590,708    $581,657    $709,885    $663,253

     RECOVERIES
     CAM-In-Line Tenants         $74,443     $72,659     $77,189     $79,981     $80,174
     TAX-In-Line Tenants         $42,077     $41,067     $43,628     $45,209     $45,317
                               ---------   ---------   ---------   ---------   ---------
     Subtotal:                  $116,520    $113,720    $120,817    $125,190    $125,491

     Gross Rental Income:       $707,393    $704,434    $702,474    $635,075    $788,744
     Credit Loss                ($35,370)   ($35,222)   ($35,124)   ($41,754)   ($39,437)
                               ---------   ---------   ---------   ---------   ---------
     Total Income:              $672,023    $669,212    $667,350    $793,321    $749,307

------------------
OPERATING EXPENSES
------------------

     EXPENSES
     Common Area Maint,          $62,359     $64,542     $66,801     $69,139     $71,558
     Real Estate Taxes           $40,533     $41,952     $43,420     $44,940     $46,513
     Utility Expense              $8,730      $9,036      $9,352      $9,679     $10,018
     Water & Sewer                $1,247      $1,291      $1,336      $1,383      $1,431
     General & Administrative     $3,492      $3,614      $3,741      $3,872      $4,007
     Miscellaneous                $1,247      $1,291      $1,336      $1,383      $1,431
     Management Fee              $29,544     $29,535     $29,083     $35,494     $33,163
                               ---------   ---------   ---------   ---------   ---------
     Total Expenses:            $147,152    $151,261    $155,069    $165,890    $163,121

NET OPERATING INCOME            $524,871    $517,951    $512,281    $627,431    $581,136

     Alterations                 $18,860     $39,826     $37,096          $0          $0
     Commissions                 $16,709     $34,141     $30,933          $0     $43,065
     Reserves for Replacement    $12,778     $13,226     $13,688     $14,168     $14,663
                               ---------   ---------   ---------   ---------   ---------
     Subtotal:                   $48,347     $87,193     $81,717     $14,168     $57,728

NET CASH FLOW                   $476,524    $430,758    $430,564    $613,263    $523,458

========================================================================================================

==========================================================================================================

SENSITIVITY ANALYSIS
Dover Commons (Dover, Delaw           1            2            3            4            5            6
Cushman & Wakefield, Inc              0            1            2            3            4            5
                                      -            -            -            -            -            -

==========================================================================================================
Effective Gross Income:        $476,064     $599,907     $540,440     $618,059     $699,935     $630,622
Operating Expenses:            $116,417     $125,807     $126,501     $133,426     $141,352     $141,557
Net Operating Income:          $361,647     $474,100     $413,939     $484,633     $558,583     $489,065
Net Cash Flow                  $146,651     $438,698     $299,050     $455,740     $546,654     $383,527
Property value:              $3,900,000

Net Sales Price              $4,379,781   $3,824,008   $4,477,086   $5,160,243   $4,518,029   $4,848,808
Net Cash Flow,                 $146,651     $438,698     $299,050     $455,740     $546,654     $383,527
  - NOI Return                     9.27%       12.16%       10.61%       12.43%       14.32%       12.54%
  - Cash-On-Cash Return:           3.76%       11.25%        7.67%       11.69%       14.02%        9.83%

Discounted Income Stream
Discounted Sales Price:      $3,901,809   $3,034,912   $3,165,457   $3,250,310   $2,535,229   $2,423,912
Discounted Cash Flow:          $130,647     $348,171     $211,439     $287,059     $306,747     $191,725
Net Present Value:           $4,032,456   $3,513,730   $3,855,714   $4,227,626   $3,819,293   $3,899,701

==========================================================================================================

SENSITIVITY ANALYSIS
Dover Commons (Dover, Delaw           7            8            9           10         11
Cushman & Wakefield, Inc              6            7            8            9         10
                                      -            -            -            -         --
                             ----------   ----------   ----------   ----------   --------

==========================================================================================================

Effective Gross Income:        $672,023     $669,212     $667,350     $793,321   $749,301
Operating Expenses:            $147,152     $151,261     $155,069     $165,890   $168,121
Net Operating Income:          $524,871     $517,951     $512,281     $627,431   $581,186
Net Cash Flow                  $476,524     $430,758     $430,564     $613,263
Property value:                                                     $6,389,062

Net Sales Price              $4,784,881   $4,732,501   $5,796,267   $5,369,052
Net Cash Flow,                 $476,524     $430,758     $430,564     $613,263
  - NOI Return                    13.46%       13.28%       13.14%       16.09%
  - Cash-On-Cash Return:          12.22%       11.05%       11.04%       15.72%

Discounted Income Stream
Discounted Sales Price:      $2,130,918   $1,877,586   $2,048,666   $1,690,574
Discounted Cash Flow:          $212,217     $170,900     $152,181     $193,100
Net Present Value:           $3,818,923   $3,736,492   $4,059,753   $3,894,761

================================================================================

ASSUMPTIONS & CONCLUSIONS

--------------------------------------------------------------------------------
Value Range:                          Low           High      Conclusion
Discount Rate:                       12.50%        11.75%       12.25%
Terminal Cap Rate:                   11.00%        10.25%       10.50%
================================================================================
 Value Range/Conclusion:           $3,757,132    $4,066,923   $3,900,000
--------------------------------------------------------------------------------
   - Going-In Cap Rate:                  9.63%         8.89%        9.27%
--------------------------------------------------------------------------------
   - Price/sf Owned GLA:                $8.99         $9.73        $9.33
--------------------------------------------------------------------------------
   - Price/sf Mall Shop GLA:           $16.19        $17.53       $18.81
================================================================================

================================================================================

SALE-YIELD MATRIX

--------------------------------------------------------------------------------
Net Reversion     Terminal                    Discount Rate (IRR)
Cost of Sale:  Capitalization --------------------------------------------------
   3.00%            Rate           11.75%       12.00%       12.25%       12.50%
================================================================================
$5,500,004         10.25%      $4,066,923   $4,000,753   $3,935,994   $3,872,612
--------------------------------------------------------------------------------
$5,369,052         10.50%      $4,023,807   $3,958,590   $3,894,761   $3,832,286
--------------------------------------------------------------------------------
$5,244,190         10.75%      $3,982,696   $3,918,387   $3,855,445   $3,793,835
--------------------------------------------------------------------------------
$5,125,004         11.00%      $3,943,454   $3,880,013   $3,817,916   $3,757,132

================================================================================

                                [GRAPHIC OMITTED]

                        [Bar Chart of NOI vs. Cash Flow]

                                [GRAPHIC OMITTED]

                   [Bar Chart of NPV vs. Sales Price By Year]

================================================================================